Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer Third Quarter 2023

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve,” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; changes in accounting policies, practices or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; general economic or business conditions, including the strength of regional economic conditions in our market area; environmental, social and governance practices and disclosures, including climate change, hiring practices, the diversity of the work force, and racial and social justice issues; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2022, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the traditional measures presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these non-GAAP financial measures provide information useful to investors in understanding our underlying business, operational performance and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 • $9.5 billion in assets • $7.2 billion in deposits • $7.5 billion in loans • $1.0 billion market cap • Stock symbol: STBA Corporate Profile

Geographic Footprint 4 Serving over 230,000 customers in Pennsylvania and Ohio Footprint comprises 9.6 million people and 215,000 businesses 1,200 team members providing award- winning customer satisfaction at 72 locations Akron Columbus Philadelphia Harrisburg Pittsburgh Indiana

Award-Winning Customer Satisfaction 5 Forbes Best-In-State Banks S&T Bank was named by Forbes as a 2023 Best-In-State Bank for the second consecutive year. Consumers assessed banks regarding overall satisfaction, trust, terms & conditions, branch services, digital services, customer service and financial advice.

Top Workplace Recognition 6 Top Workplaces for Diversity, Equity and Inclusion S&T Bank was named a Top Workplace for Diversity, Equity and Inclusion (DE&I) issued by Energage. Top Workplaces USA S&T Bank has earned the 2023 Top Workplaces USA award issued by Energage. Top Workplaces Culture Excellence S&T Bank has earned the 2023 Top Workplaces Culture Excellence award for Work-Life Flexibility, issued by Energage. America’s Best Mid-Size Employers S&T Bank was included on the Forbes and Statista America’s Best Mid-Size Employers Award List.

7 Strategic Path Forward “Our Shared Future” VALUES PURPOSE DRIVERS

8 ◦ NIM management ◦ Balance efficiency and infrastructure investments ◦ Data and analytics ◦ Credit risk management practices ◦ Process and technology enhancements ◦ Disciplined growth ◦ “Our Shared Future” culture and mindset ◦ Talent acquisition and retention ◦ Diversity, Equity & Inclusion ◦ Treasury Management ◦ Customer experience and segmentation ◦ Product optimization ◦ Digital evolution DEPOSIT FRANCHISE CORE PROFITABILITY ASSET QUALITY TALENT AND ENGAGEMENT Drivers Execution on these drivers will support our long-term goal of top quartile valuation.

Positioned for Growth 9 We have been making meaningful and scalable investments in technology and people to prepare for future growth. • Enhanced governance structure • Integrated, Enterprise Risk Management Program • Strengthened Credit Administration practices • Advanced Consumer Compliance Infrastructure • Augmented legacy S&T leadership with team members having larger bank experience ◦ Senior Leadership Team - 8 of 17 have prior experience at $25 billion + banks ◦ Risk Management Team - 6 of 12 in leadership roles have prior experience at $25 billion + banks • Strong capital levels to support organic or inorganic growth • Durbin Amendment impact approximately $7 million (2% of total revenue) • Solid financial performance REGULATORY COMPLIANCETALENT FINANCIAL STRENGTH

10 Third Quarter Overview RETURNS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $0.87 Net Income $33.5 million ROA 1.42% ROE 10.84% ROTE* 15.78% PPNR* 1.99% HIGHLIGHTS • Strong earnings and solid return metrics • NIM remains strong at 4.09%; a decline of 13 basis points compared to 2Q23 • Net charge-offs of $3.7 million, or 0.20% of average loans (annualized) • Efficiency ratio remains low at 52.68% NIM* 4.09% NCO 0.20% OTHER Efficiency Ratio* 52.68%

PPNR / AVERAGE ASSETS * 2019 2020 2021 2022 YTD 3Q23 0.0% 0.4% 0.8% 1.2% 1.6% 2.0% 2.4% RETURN ON AVERAGE TANGIBLE EQUITY * 2019 2020 2021 2022 YTD 3Q23 0.0% 5.0% 10.0% 15.0% 20.0% RETURN ON AVERAGE EQUITY 2019 2020 2021 2022 YTD 3Q23 0.0% 5.0% 10.0% 15.0% RETURN ON AVERAGE ASSETS 2019 2020 2021 2022 YTD 3Q23 0.0% 0.4% 0.8% 1.2% 1.6% Performance 11 1.32% 1.45%(1*) 0.74%(2*) 0.23% 10.92%(1*) 5.76%(2*) 1.80% 9.98% 1.93%(1*) 1.62% 1.78% 15.76%(1*) 2.92% 8.80%(2*) 14.41% (1)This is a non-GAAP number that adjusts for $11.4 million of merger related expenses in 2019. (2)This is a non-GAAP number that adjusts for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. (3) Median of proxy peer group. Peer data from S&P Global Market Intelligence. (*)Refer to appendix for reconciliation of non-GAAP financial measures. 9.30% 1.18% 13.85% 1.67% 1.93% 1.48% 9.98% 11.47% 14.41% 17.02% 1.56% 11.80% 17.20% 2.17% Peer(3*) Peer(3*) Peer(3*) Peer(3*) We have recently outperformed our peers on key return metrics.

Balance Sheet • Loans increased $196.3 million, or 10.6% annualized, since June 30, 2023 • Deposits stable with mix shifts moderating • Added $75 million of brokered CDs Dollars in millions 12 3Q23 2Q23 Var $238 $228 $10 955 970 (15) 7,516 7,320 196 7,223 7,141 82 Cash & Int Bear Bal Securities Loans Deposits ($50) $0 $50 $100 $150 $200 3Q23 vs 2Q23: 3Q23 vs 2Q23 DEPOSIT CHANGES DECREASES/INCREASES Brokered CDs

Loan Mix Our loan portfolio is well-diversified: Dollars in millions 13 Amount % of Total CRE $3,286 44% Consumer 2,206 29% C&I 1,635 22% Construction 389 5% Total $7,516 100%

Office CRE Dollars in millions 14 CRE comprises 44% of our total loans Office comprises 6% of our total loans TOTAL LOANS $7,516 CRE LOANS $3,286 OFFICE $483 86% of our office loans are non-CBD CBD 14% $69 OFFICE LOANS BY SIZE: Size Total # Loans Avg Size Avg LTV 10mm+ $47.9 4 $12.0 53% 5mm-10mm 175.2 25 7.0 55% 1mm-5mm 171.6 78 2.2 57 % Under 1mm 87.9 349 0.3 50 % Total $482.6 456 $1.1 55 % OFFICE LOAN MATURITIES BY QUARTER: Avg LTV: 62% 24% 45% 70% 38% 60% 44% 54% 6% total loans; 86% non-CBD; granular; minimal maturities over next 24 months Non-CBD 86% $414

CRE Maturities Dollars in millions 15 CRE MATURITIES BY SIZE: CRE MATURITIES BY INDUSTRY: Size Total # Loans Avg Size 10mm+ $85.1 6 $14.2 5mm-10mm 204.7 28 7.3 1mm-5mm 158.3 74 2.1 Under 1mm 52.9 173 0.3 Total $501.0 281 $1.8 in next 24 months CRE MATURITIES BY QUARTER: Only 15% of our CRE loans mature in the next 24 months

Asset Quality ACL Trend: Dollars in millions 16 ASSET QUALITY TRENDS • ACL stable at 1.44% • Net charge-offs of $3.7 million, or 0.20% of average loans (annualized) • NPAs decreased $1.6 million to 0.22% of total loans plus OREO

Deposit Mix We have a strong, well-diversified deposit base of 230,000 customers: Dollars in millions 17 Amount % of Total DDA $2,276 32% MM 1,615 22% CDs 1,488 21% Savings 975 13% Int Bear DDA 869 12% Total $7,223 100% Amount % of Total Average Account Size Average Age (in years) Personal $4,143 58% $16 11 Business 2,905 40% 68 10 Brokered 175 2% — — Total $7,223 100% $24 11

FUNDING SOURCES Funding Capacity • Strong liquidity position with well-diversified deposit base • Significant funding availability through FHLB and Federal Reserve • Insured and collateralized deposits comprise 73% of total deposits • Funding availability meets liquidity needs in both normal and stress environments Dollars in millions 18 Capacity Used Available FHLB $3,126 $788 $2,338 Federal Reserve Window 770 0 770 Federal Reserve BTLF 676 0 676 Total Funding Sources $4,572 $788 $3,784 $3,784 $2,225 Available Funding Uninsured Deposits 170% INSURED/UNINSURED DEPOSITS

• NIM remains strong at 4.09%; a decline of 13 basis points from 2Q23 • Significant NIM outperformance compared to peer in this rate cycle • NIM has increased 97 basis points through this interest rate cycle • Quarterly net interest income has improved $19.0 million, or 27.8%, since the fourth quarter of 2021 Net Interest Income Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 19(1) Median of proxy peer group. Peer data from S&P Global Market Intelligence. (1*)

3Q23 3Q23 vs 2Q23 3Q23 vs 3Q22 Debit and Credit Card $4.7 $0.0 ($0.1) Service Charges 4.1 0.2 (0.3) Wealth 3.0 (0.2) (0.2) Mortgage 0.3 0.0 (0.1) Security Gain 0.0 0.0 (0.2) Other 0.1 (2.0) (1.7) Noninterest Income $12.2 ($2.0) ($2.6) Noninterest Income 20Dollars in millions • Decrease in other mainly related to changes in valuation adjustments of $1.6 million and a $0.6 million gain on OREO in 2Q23

3Q23 3Q23 vs 2Q23 3Q23 vs 3Q22 Salaries & Benefits $27.5 $2.1 $0.8 Data Processing 4.5 0.3 0.3 Occupancy 3.7 — 0.2 FF&E 3.1 (0.1) 0.2 Professional Services 2.0 (0.1) 0.1 Other Taxes 1.8 0.5 0.3 Marketing 1.7 0.3 0.4 FDIC 1.0 — 0.4 Other 7.5 0.2 0.5 Noninterest Expense $52.8 $3.2 $3.2 Noninterest Expense Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 21 • Expenses were well controlled • Salaries & benefits higher primarily due to incentives

Securities 22 • Securities portfolio is only 10% of total assets • 100% of securities portfolio is classified as available-for-sale • Average duration of 3.8 years at 3Q23 compared to 3.7 years at 4Q21 • AOCI of $115.4 million related to securities portfolio, if realized, would decrease CET1 ratio by 170 basis points from 13.11% to 11.41% SECURITIES MIX

Capital Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 23 TCE / TA* • We have strong capital levels and are well positioned for growth • TCE / TA is relatively stable despite AOCI adjustments

Financial Data

Income Statement	YTD 3Q23	2022	2021	2020	2020	2019	2019
Dollars in thousands, except for share data					Excludes Fraud (1)		Excludes Merger Exp (2)
Net Interest Income	$264,301	$315,783	$276,112	$279,388		$246,791	
Noninterest Income	39,563	58,259	64,696	59,746		52,558	
Total Revenue	**303,864**	**374,042**	**340,808**	**339,134**		**299,349**	
Noninterest Expense	154,135	196,746	188,925	184,329		155,766	
Merger Expenses	—	—	—	2,342		11,350	—
Provision for Credit Losses(3)	16,949	8,366	16,215	131,424	72,753	14,873	14,873
Net Income Before Taxes	**132,780**	**168,930**	**135,668**	**21,039**	**79,710**	**117,360**	**128,710**
Taxes	25,046	33,410	25,325	(1)	12,320	19,126	21,232
Net Income	**$107,734**	**$135,520**	**$110,343**	**$21,040**	**$67,390**	**$98,234**	**$107,478**
Diluted Earnings per Share	$2.78	$3.46	$2.81	$0.53	$1.72	$2.82	$3.09

(1)These are non-GAAP numbers that adjusted for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. Refer to appendix for reconciliation of non-GAAP financial measures.
(2)These are non-GAAP numbers that adjust for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures
(3)Upon adoption of CECL on January 1, 2020, the provision for credit losses includes provision for unfunded loan commitments.

24

Financial Data 25 Balance Sheet 3Q23 2022 2021 2020 2019 Dollars in thousands Total Securities 955,262 $1,002,778 $910,793 $773,693 $784,283 Interest-Bearing Deposits 163,117 138,149 857,192 158,903 124,491 Total Net Loans 7,407,969 7,082,645 6,902,936 7,126,776 7,080,184 Other Assets 939,729 886,995 817,608 908,525 775,691 Total Assets $9,466,077 $9,110,567 $9,488,529 $8,967,897 $8,764,649 Total Deposits $7,222,897 $7,219,970 $7,996,524 $7,420,538 $7,036,576 Total Borrowed Funds 718,739 439,194 161,314 227,927 416,352 Other Liabilities 300,909 266,744 124,237 164,721 119,723 Equity 1,223,532 1,184,659 1,206,454 1,154,711 1,191,998 Total Liabilities & Equity $9,466,077 $9,110,567 $9,488,529 $8,967,897 $8,764,649

Net Interest Margin YTD 3Q23 2022 2021 2020 2019 Securities - FTE 2.56% 2.25% 2.18% 2.49% 2.64% Loans - FTE 5.99% 4.50% 3.84% 4.09% 4.95% Total Interest-earning Assets - FTE 5.58% 4.06% 3.37% 3.87% 4.71% Interest-bearing Deposits 1.69% 0.40% 0.20% 0.66% 1.40% Borrowings 5.50% 3.01% 1.49% 1.56% 2.76% Total Costing Liabilities 2.15% 0.49% 0.24% 0.72% 1.51% Net Interest Margin (FTE)(1) 4.21% 3.76% 3.22% 3.38% 3.64% Financial Data (1)Refer to appendix for reconciliation of non-GAAP financial measures 26

Financial Data 27 Loan Portfolio 3Q23 2022 2021 2020 2019 Dollars in thousands Commercial Real Estate $3,286,272 $3,128,187 $3,236,653 $3,244,974 $3,416,518 Commercial and Industrial 1,635,354 1,718,976 1,728,969 1,954,453 1,720,833 Commercial Construction 388,470 399,371 440,962 474,280 375,445 Total Commercial 5,310,096 5,246,534 5,406,584 5,673,707 5,512,796 Residential Mortgage 1,384,133 1,116,528 899,956 918,398 998,585 Home Equity 649,122 652,066 564,219 535,165 538,348 Installment and Other Consumer 115,379 124,896 107,928 80,915 79,033 Consumer Construction 57,188 43,945 21,303 17,675 8,390 Total Consumer 2,205,822 1,937,435 1,593,406 1,552,153 1,624,356 Total Portfolio Loans 7,515,918 7,183,969 6,999,990 7,225,860 7,137,152 Loans Held for Sale 257 16 1,522 18,528 5,256 Total Loans $7,516,175 $7,183,985 $7,001,512 $7,244,388 $7,142,408

Financial Data 28 Asset Quality 3Q23 2022 2021 2020 2019 Dollars in thousands Total Nonaccrual Loans $12,677 $19,052 $66,291 $146,774 $54,057 Nonaccrual Loans/Total Loans 0.17% 0.27% 0.95% 2.03% 0.76% Nonperforming Assets/Total Loans + OREO 0.22% 0.31% 1.13% 2.06% 0.81% YTD Net (Recoveries) Charge-offs/Average Loans 0.18% 0.04% 0.49% 1.40% 0.22% Allowance for Credit Losses/Total Portfolio Loans 1.44% 1.41% 1.41% 1.63% 0.87% Allowance for Credit Losses/Nonaccrual Loans 854% 532% 149% 80% 115%

Financial Data 29 Capital 3Q23 2022 2021 2020 2019 Tier 1 Leverage 11.12% 11.06% 9.74% 9.43% 10.29% Common Equity Tier 1 – Risk-Based Capital 13.11% 12.81% 12.03% 11.33% 11.43% Tier 1 – Risk-Based Capital 13.43% 13.21% 12.43% 11.74% 11.84% Total – Risk-Based Capital 15.01% 14.73% 13.79% 13.44% 13.22% Tangible Common Equity/Tangible Assets(1) 9.31% 9.24% 9.08% 9.02% 9.68% (1)Refer to appendix for reconciliation of non-GAAP financial measures

3Q23 Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP) Net income (annualized) $132,779 Plus: amortization of intangibles (annualized), net of tax 1,034 Net income before amortization of intangibles (annualized) $133,813 Average total shareholders' equity $1,224,905 Less: average goodwill and other intangible assets, net of deferred tax liability (377,020) Average tangible equity (non-GAAP) $847,885 Return on average tangible shareholders' equity (non-GAAP) 15.78 % Return on average tangible shareholders' equity is a key profitability metric used by management to measure financial performance. Pre-provision Net Revenue (PPNR)/Average Assets (non-GAAP) Income before taxes $41,268 Plus: Provision for credit losses 5,498 Total $46,766 Total (annualized) (non-GAAP) $185,538 Average assets $9,324,821 PPNR/Average Assets (non-GAAP) 1.99 % Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses. We believe this to be a preferred industry measurement to help evaluate our ability to fund credit losses or build capital. Appendix Definitions of GAAP to Non-GAAP Financial Measures 30

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	3Q23	2Q23	1Q23	4Q22	3Q22
Tangible Common Equity (TCE)/Tangible Assets (non-GAAP)					
Total shareholders' equity	$1,223,532	$1,212,853	$1,227,795	$1,184,659	$1,153,181
Less: goodwill and other intangible assets, net of deferred tax liability	(376,883)	(377,144)	(377,405)	(377,673)	(377,961)
Tangible common equity (non-GAAP)	$846,649	$835,709	$850,390	$806,986	$775,220
Total assets	$9,466,077	$9,252,922	$9,193,442	$9,110,567	$8,935,969
Less: goodwill and other intangible assets, net of deferred tax liability	(376,883)	(377,144)	(377,405)	(377,673)	(377,961)
Tangible assets (non-GAAP)	$9,089,194	$8,875,778	$8,816,037	$8,732,894	$8,558,008
Tangible common equity to tangible assets (non-GAAP)	9.31 %	9.42 %	9.65 %	9.24 %	9.06 %

Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy.

	3Q23	2Q23	1Q23	4Q22	3Q22
Efficiency Ratio (non-GAAP)					
Noninterest expense	$52,803	$49,633	$51,699	$51,275	$49,633
Net interest income per consolidated statements of net income	87,387	88,123	88,791	89,058	83,798
Plus: taxable equivalent adjustment	674	639	555	532	521
Net interest income (FTE) (non-GAAP)	$88,061	$88,762	$89,346	$89,590	$84,319
Noninterest income	12,182	14,191	13,190	15,643	14,760
Less: net gains on sale of securities	—	—	—	—	(198)
Net interest income (FTE) (non-GAAP) plus noninterest income	$100,243	$102,953	$102,536	$105,233	$98,881
Efficiency ratio (non-GAAP)	52.68 %	48.21 %	50.42 %	48.73 %	50.19 %

The efficiency ratio is noninterest divided by noninterest income plus net interest income, on an FTE basis (non-GAAP), which ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

	3Q23	2Q23	1Q23	4Q22	3Q22	2Q22	1Q22	4Q21
Net Interest Margin Rate (NIM) (FTE) (non-GAAP)								
Interest income and dividend income	$122,959	$117,333	$110,903	$103,208	$89,835	$77,599	$70,109	$71,135
Less: interest expense	(35,572)	(29,210)	(22,112)	(14,150)	(6,037)	(2,405)	(2,376)	(2,697)
Net interest income per consolidated statements of net income	$87,387	$88,123	$88,791	$89,058	$83,798	$75,194	$67,733	$68,438
Plus: taxable equivalent adjustment	674	639	555	532	521	506	493	510
Net interest income (FTE) (non-GAAP)	$88,061	$88,762	$89,346	$89,590	$84,319	$75,700	$68,226	$68,948
Net interest income (FTE) (annualized)	$349,373	$356,022	$362,348	$355,438	$334,526	$303,633	$276,694	$273,537
Average interest-earning assets	$8,561,578	$8,436,490	$8,372,193	$8,220,689	$8,287,889	$8,535,384	$8,747,398	$8,768,329
Net interest margin (FTE) (non-GAAP)	4.09 %	4.22 %	4.32 %	4.33 %	4.04 %	3.56 %	3.16 %	3.12 %

The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income.

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2020 2019 Excludes Fraud Excludes Merger Exp Net Income Excluding Nonrecurring items Net income $21,040 $98,234 Nonrecurring items 58,671 11,350 Tax effect of nonrecurring items (12,321) (2,106) Adjusted net income (non-GAAP) $67,390 $107,478 Diluted Earnings Per Share Adjusted net income (non-GAAP) $67,390 $107,478 Average shares outstanding - diluted 39,073 34,679 Diluted earnings per share (non-GAAP) $1.72 $3.09 Return on Average Assets (ROA) (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 Average total assets 9,152,747 7,435,536 Return on average assets (non-GAAP) 0.74% 1.45 % Return on Average Shareholders' Equity (ROE) (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 Average total shareholders' equity 1,169,489 983,908 Return on average shareholders' equity (non-GAAP) 5.76% 10.92 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 32

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	3Q23 YTD	2022	2021	2020	2020 Excludes Fraud	2019	2019 Excludes Merger Exp
Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP)							
Net income (annualized)	$144,040	$135,520	$110,343	$21,040	$21,040	$98,234	$98,234
Nonrecurring items	—	—	—	—	58,671	—	11,350
Tax effect of nonrecurring items	—	—	—	—	(12,321)	—	(2,106)
Adjusted net income (non-GAAP)	$144,040	$135,520	$110,343	$21,040	$67,390	$98,234	$107,478
Adjusted net income (non-GAAP)	$144,040	$135,520	$110,343	$21,040	$67,390	$98,234	$107,478
Plus: amortization of intangibles (annualized), net of tax	1,055	1,199	1,400	2,001	2,001	660	660
Net income before amortization of intangibles (annualized)	$145,095	$136,719	$111,743	$23,041	$69,391	$98,894	$108,138
Average total shareholders' equity	$1,220,694	$1,181,788	$1,186,161	$1,169,489	$1,169,489	$983,908	$983,908
Less: average goodwill and other intangible assets, net of deferred tax liability	(377,290)	(378,303)	(379,612)	(380,846)	(380,846)	(297,589)	(297,589)
Average tangible equity (non-GAAP)	$843,404	$803,485	$806,549	$788,643	$788,643	$686,319	$686,319
Return on average tangible shareholders' equity (non-GAAP)	17.20 %	17.02 %	13.85 %	2.92 %	8.80 %	14.41 %	15.76 %
Net Interest Margin Rate (NIM) (FTE) (Non-GAAP)							
Interest income and dividend income	$351,195	$340,751	$289,262	$320,464		$320,484	
Less: interest expense	(86,894)	(24,968)	(13,150)	(41,076)		(73,693)	
Net interest income per consolidated statements of net income	$264,301	$315,783	$276,112	$279,388		$246,791	
Plus: taxable equivalent adjustment	1,868	2,052	2,316	3,202		3,757	
Net interest income (FTE) (non-GAAP)	$266,169	$317,835	$278,428	$282,590		$250,548	
Average interest-earning assets	$8,457,447	$8,445,958	$8,649,372	$8,372,894		$6,885,372	
Net Interest Margin	4.18 %	3.74 %	3.19 %	3.34 %		3.58 %	
Adjustment to FTE basis	0.03 %	0.02 %	0.03 %	0.04 %		0.06 %	
Net Interest Margin (FTE) (non-GAAP)	4.21 %	3.76 %	3.22 %	3.38 %		3.64 %	

Return on average tangible shareholders' equity is a key profitability metric used by management to measure financial performance.

The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income.

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Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	3Q23 YTD	2022	2021	2020	2020 Fraud	2019	2019 Merger Exp
PPNR/Average Assets (Non-GAAP)							
Income before taxes	$132,780	$168,930	$135,668,114	$21,039		$117,360	$117,360
Plus: merger related expenses	—	—	—	—		—	11,350
Plus: provision for credit losses	16,949	8,366	16,215,300	131,424		14,873	14,873
Total adjusted income before taxes (non-GAAP)	149,729	177,296	151,883,000	152,463		132,233	143,583
Total adjusted income before taxes (annualized) (non-GAAP)	$200,186	$177,296	$151,883,000	$152,463		$132,233	$143,583
Average assets	$9,209,773	$9,167,038	$9,375,850,20	$9,152,747		$7,435,536	$7,435,536
PPNR/Average Assets (non-GAAP)	2.17 %	1.93 %	1.62 %	1.67 %		1.78 %	1.93 %

Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses. We believe this to be a preferred industry measurement to help evaluate our ability to fund credit losses or build capital.

	3Q23 YTD	2022	2021	2020	2020 Fraud	2019	2019 Merger Exp
Tangible Common Equity (TCE)/Tangible Assets (non-GAAP)							
Total shareholders' equity	$1,223,532	$1,184,659	$1,206,454,00	$1,154,711		$1,191,998	
Less: goodwill and other intangible assets, net of deferred tax liability	(376,883)	(377,673)	(378,871,445)	(380,278)		(380,247)	
Tangible common equity (non-GAAP)	$846,649	$806,986	$827,583	$774,433		$811,751	
Total assets	$9,466,077	$9,110,567	$9,488,529,01	$8,967,897		$8,764,649	
Less: goodwill and other intangible assets, net of deferred tax liability	(376,883)	(377,673)	(378,871,445)	(380,278)		(380,247)	
Tangible assets (non-GAAP)	$9,089,194	$8,732,894	$9,109,658	$8,587,619		$8,384,402	
Tangible common equity to tangible assets (non-GAAP)	9.31 %	9.24 %	9.08 %	9.02 %		9.68 %	

Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy.

	3Q23 YTD	2022	2021	2020	2020 Fraud	2019	2019 Merger Exp
Provision for credit losses							
Provision				$131,424	$131,424		
Less: customer fraud				—	(58,671)		
Adjusted provision for credit losses				$131,424	$72,753		
YTD Net loan charge-offs/YTD Average loans							
Net charge-offs				$103,379	$103,379		
Less: customer fraud				—	(58,671)		
Adjusted net charge-offs				$103,379	$44,708		
Total average YTD loans				$7,410,462	$7,410,462		
Adjusted net loan charge-offs/YTD Average loans				1.40 %	0.60 %		

34

Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer Third Quarter 2023